                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of AirTouch Communications, Inc. pertaining to the AirTouch Communications, Inc. Employee Stock Purchase Plan of our report dated February 16, 1996, with respect to the consolidated financial statements and schedule of Cellular Communications, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995.



/s/ Ernst & Young LLP

New York, New York
November 6, 1998


                                       9